Lincoln Financial Group
Table of Contents

Analyst Coverage and Credit Ratings	1
Notes	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Segment and Sources of Earnings	7
Select Earnings Drivers By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Earnings and Operational Data from Business Segments
Annuities	13
Retirement Plan Services	14
Life Insurance	15
Group Protection	16
Other Operations	17
DAC & Account Value Rollforwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	18
Account Value Roll Forwards:
Annuities	19
Retirement Plan Services	20
Life Insurance	21
Other Information
Select Investment Data	22
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	23
Select GAAP to Non-GAAP Reconciliations	24

Lincoln Financial Group
Analyst Coverage and Credit Ratings

Firm	Analyst				Phone Number
Autonomous Research U.S., L.P.	Erik Bass				646-561-6248
Bank of America Merrill Lynch	Seth Weiss				646-855-3783
Barclays Capital	Jay Gelb				212-526-1561
Citi Research	Suneet Kamath				212-816-3457
Credit Suisse	John Nadel				212-325-4016
Dowling & Partners	Humphrey Lee				860-676-7324
Evercore	Thomas Gallagher				212-446-9439
FBR Capital Markets	Randy Binner				703-312-1890
J.P. Morgan Securities	Jimmy Bhullar				212-622-6397
Janney Montgomery Scott	Bob Glasspiegel				860-724-1203
Keefe, Bruyette & Woods, Inc.	Ryan Krueger				860-722-5930
Morgan Stanley	Nigel Dally				212-761-4132
RBC Capital Markets	Mark Dwelle				804-782-4008
Sandler O’Neill & Partners, L.P.	John Barnidge				312-281-3412
Wells Fargo	Sean Dargan				212-214-1416

This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.
Ratings as of August 2nd, 2017
Standard
		A.M Best	Fitch	Moody's	& Poor's
Senior Debt Ratings		a-	BBB+	Baa1	A-
Financial Strength Ratings
Lincoln National Life Insurance Company		A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company		A	A+	A1	A-
Lincoln Life & Annuity Company of New York		A+	A+	A1	AA-

Investor Inquiries May Be Directed To:
Chris Giovanni, Senior Vice President, Investor Relations
Email: Christopher.Giovanni@lfg.com
Phone: 484-583-1793

Lincoln Financial Group
Notes

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• If the effect of equity classification would result in a more dilutive Earnings Per Share (“EPS”), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans. In addition, for any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares, as using dilutive shares would be anti-dilutive to the calculation. In these periods, we would also exclude the deferred compensation adjustment.
• Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. ROE is calculated by dividing annualized net income (loss) (or income (loss)
from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
• Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.  Book value per share is the most directly comparable GAAP measure.

• Pre-tax net margin is calculated by dividing income (loss) from operations before taxes by net revenue, which is defined as total operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commerical paper outstanding.
Sales as reported consist of the following:
• MoneyGuard®, our linked-benefit product – 15% of total expected premium deposits;
• Universal life (“UL”), indexed universal life ("IUL"), variable universal life (“VUL”) – first year commissionable premiums plus 5% of excess premiums received;
• Executive Benefits – single premium bank-owned UL and VUL, 15% of single premium deposits, and corporate owned UL and VUL, first year commissionable premiums plus 5% of excess premium received;
• Term – 100% of annualized first year premiums;
• Annuities – deposits from new and existing customers; and
• Group Protection – annualized first year premiums from new policies.
Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”)
and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Page 2a

Lincoln Financial Group
Notes

Sources of Earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on Assets Under Management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable Annuity (“VA”) Riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.
We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders reflected within our variable annuities;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders reflected within variable annuity net derivative results accounted for at fair value;
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed living benefit ("GLB") riders reflected within variable annuity net derivative results;
▪ Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”);
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”);
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations; and
• Income (loss) from the initial adoption of new accounting standards.
Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

Page 2b

Lincoln Financial Group
Notes

We use our prevailing federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. In addition, we believe that our definitions of operating revenues and income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Prior year interest rate spreads have been restated to conform to the current year presentation, which has been modified to be consistent across our business segments.

New Accounting Standards - Restatement of Certain Interim Reporting Metrics
Effective October 1, 2016, we elected to early adopt ASU 2016-09, Improvements to Employee Share-based Payment Accounting. We have updated certain previously reported interim results and metrics in accordance with the new guidance.

Statistical Supplement is Dated
The financial data in this document is dated August 2, 2017, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2c

Consolidated

Lincoln
Financial Group®
You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Six Months Ended
	6/30/16	9/30/16	12/31/16	3/31/17	6/30/17	Change	6/30/16	6/30/17	Change
Revenues
Insurance premiums	$728	$708	$736	$807	$801	10.0%	$1,544	$1,608	4.1%
Fee income	1,288	1,376	1,345	1,354	1,393	8.2%	2,523	2,747	8.9%
Net investment income	1,199	1,259	1,244	1,238	1,262	5.3%	2,371	2,499	5.4%
Realized gain (loss):
Other-than-temporary impairment (“OTTI”)	(28)	(13)	(25)	(4)	(4)	85.7%	(64)	(8)	87.5%
Realized gain (loss), excluding OTTI	(17)	50	(192)	(35)	(6)	41.2%	(95)	(41)	56.8%
Total realized gain (loss)	(45)	37	(217)	(39)	(10)	77.8%	(159)	(49)	69.2%
Amortization of deferred gains on business
sold through reinsurance	18	18	18	18	4	-77.8%	37	22	-40.5%
Other revenues	119	127	128	122	127	6.7%	235	250	6.4%
Total revenues	3,307	3,525	3,254	3,500	3,577	8.2%	6,551	7,077	8.0%

Expenses
Interest credited	639	642	650	647	646	1.1%	1,272	1,293	1.7%
Benefits	1,208	922	1,230	1,290	1,287	6.5%	2,540	2,578	1.5%
Commissions and other expenses	978	1,283	1,041	1,015	1,034	5.7%	1,953	2,048	4.9%
Interest and debt expense	68	66	129	64	63	-7.4%	136	127	-6.6%
Strategic digitization expense	-	-	8	9	14	NM	-	23	NM
Total expenses	2,893	2,913	3,058	3,025	3,044	5.2%	5,901	6,069	2.8%
Income (loss) from continuing operations before taxes	414	612	196	475	533	28.7%	650	1,008	55.1%
Federal income tax expense (benefit)	89	145	6	40	122	37.1%	114	162	42.1%
Net income (loss)	325	467	190	435	411	26.5%	536	846	57.8%
Adjustment for LNC stock units in our
deferred compensation plans	-	-	-	-	1	NM	(7)	1	114.3%
Net income (loss) available to common
stockholders – diluted	$325	$467	$190	$435	$412	26.8%	$529	$847	60.1%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.35	$2.00	$0.82	$1.89	$1.81	34.1%	$2.18	$3.70	69.7%

ROE, including AOCI
Net income (loss)	8.5%	11.6%	4.9%	11.8%	10.6%		7.3%	11.2%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	6/30/16	9/30/16	12/31/16	3/31/17	6/30/17	Change
ASSETS
Investments:
Available-for-sale (“AFS”) securities:
Corporate bonds	$80,129	$81,369	$78,149	$79,841	$81,598	1.8%
U.S. government bonds	464	458	419	576	578	24.6%
Foreign government bonds	530	530	506	456	455	-14.2%
Mortgage-backed securities	3,975	4,019	3,964	4,008	4,028	1.3%
Asset-backed collateralized debt obligations	687	686	744	776	703	2.3%
State and municipal bonds	4,985	4,939	4,627	4,826	5,010	0.5%
Hybrid and redeemable preferred securities	691	631	604	619	642	-7.1%
VIEs' fixed maturity securities	600	600	200	-	-	-100.0%
Equity securities	277	273	275	276	275	-0.7%
Total AFS securities	92,338	93,505	89,488	91,378	93,289	1.0%
Trading securities	1,812	1,808	1,712	1,703	1,678	-7.4%
Mortgage loans on real estate	9,257	9,430	9,889	10,001	10,023	8.3%
Real estate	21	23	24	24	23	9.5%
Policy loans	2,507	2,471	2,451	2,432	2,416	-3.6%
Derivative investments	2,613	2,170	927	991	1,054	-59.7%
Other investments	2,039	2,184	2,230	2,104	2,156	5.7%
Total investments	110,587	111,591	106,721	108,633	110,639	0.0%
Cash and invested cash	4,113	3,444	2,722	1,923	1,978	-51.9%
DAC and VOBA	8,280	8,020	9,134	9,030	8,555	3.3%
Premiums and fees receivable	370	355	430	465	365	-1.4%
Accrued investment income	1,070	1,117	1,062	1,124	1,082	1.1%
Reinsurance recoverables	5,540	5,432	5,265	5,333	5,228	-5.6%
Funds withheld reinsurance assets	628	628	617	610	607	-3.3%
Goodwill	2,273	2,273	2,273	2,273	2,273	0.0%
Other assets	5,134	5,152	5,006	5,119	5,099	-0.7%
Separate account assets	125,033	128,593	128,397	132,958	135,825	8.6%
Total assets	$263,028	$266,605	$261,627	$267,468	$271,651	3.3%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	6/30/16	9/30/16	12/31/16	3/31/17	6/30/17	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$22,147	$22,120	$21,576	$22,202	$22,293	0.7%
Other contract holder funds	77,458	77,963	78,903	79,078	79,216	2.3%
Short-term debt	250	250	-	200	450	80.0%
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	865	865	865	865	865	0.0%
Financial	4,595	4,592	4,480	4,268	4,036	-12.2%
Reinsurance related embedded derivatives	134	137	53	50	53	-60.4%
Funds withheld reinsurance liabilities	2,019	1,999	1,976	1,961	1,862	-7.8%
Deferred gain on business sold through reinsurance	61	43	24	6	2	-96.7%
Payables for collateral on investments	6,297	5,654	4,995	5,086	4,952	-21.4%
Other liabilities	8,249	8,066	5,880	5,821	6,101	-26.0%
Separate account liabilities	125,033	128,593	128,397	132,958	135,825	8.6%
Total liabilities	247,108	250,282	247,149	252,495	255,655	3.5%

Stockholders’ Equity
Common stock	6,006	5,906	5,869	5,839	5,774	-3.9%
Retained earnings	6,719	7,040	7,043	7,287	7,511	11.8%
AOCI:
Unrealized investment gains (losses)	3,501	3,684	1,858	2,139	3,003	-14.2%
Foreign currency translation adjustment	(18)	(20)	(27)	(25)	(20)	-11.1%
Funded status of employee benefit plans	(288)	(287)	(265)	(267)	(272)	5.6%
Total AOCI	3,195	3,377	1,566	1,847	2,711	-15.1%
Total stockholders’ equity	15,920	16,323	14,478	14,973	15,996	0.5%
Total liabilities and stockholders’ equity	$263,028	$266,605	$261,627	$267,468	$271,651	3.3%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/16	9/30/16	12/31/16	3/31/17	6/30/17	Change	6/30/16	6/30/17	Change
Income (Loss)
Net income (loss)	$325	$467	$190	$435	$411	26.5%	$536	$846	57.8%
Pre-tax income (loss) from operations	489	571	533	485	544	11.2%	888	1,030	16.0%
After-tax income (loss) from operations (1)	373	441	409	442	419	12.3%	690	860	24.6%
Operating tax rate	23.7%	22.8%	23.3%	8.9%	23.0%		22.3%	16.5%

Average Stockholders’ Equity
Average equity, including AOCI	$15,289	$16,122	$15,400	$14,725	$15,485	1.3%	$14,713	$15,105	2.7%
Average AOCI	2,563	3,286	2,471	1,706	2,279	-11.1%	1,975	1,993	0.9%
Average equity, excluding AOCI	$12,726	$12,836	$12,929	$13,019	$13,206	3.8%	$12,738	$13,112	2.9%

ROE, excluding AOCI
Net income (loss)	10.2%	14.5%	5.9%	13.4%	12.4%		8.4%	12.9%
Income (loss) from operations	11.7%	13.7%	12.7%	13.6%	12.7%		10.8%	13.1%

Per Share
Net income (loss) (diluted)	$1.35	$2.00	$0.82	$1.89	$1.81	34.1%	$2.18	$3.70	69.7%
Income (loss) from operations (diluted)	1.56	1.89	1.77	1.92	1.85	18.6%	2.82	3.77	33.7%
Dividends declared during the period	0.25	0.25	0.29	0.29	0.29	16.0%	0.50	0.58	16.0%

Book value, including AOCI	$68.39	$71.43	$63.97	$66.58	$71.98	5.2%	$68.39	$71.98	5.2%
Per share impact of AOCI	13.72	14.78	6.92	8.21	12.20	-11.1%	13.72	12.20	-11.1%
Book value, excluding AOCI	$54.67	$56.65	$57.05	$58.37	$59.78	9.3%	$54.67	$59.78	9.3%

Shares
Repurchased during the period	6.2	4.3	3.2	2.9	3.0	-51.6%	11.8	5.9	-50.0%
End-of-period – basic	232.8	228.5	226.3	224.9	222.2	-4.6%	232.8	222.2	-4.6%
End-of-period – diluted	236.2	231.4	230.1	228.9	226.0	-4.3%	236.2	226.0	-4.3%
Average for the period – diluted	239.9	233.7	230.9	230.1	227.3	-5.3%	242.5	228.7	-5.7%

(1) See reconciliation to net income (loss) on page 24.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						For the Six Months Ended
	6/30/16	9/30/16	12/31/16	3/31/17	6/30/17	Change	6/30/16	6/30/17	Change

Cash Returned to Common Stockholders
Shares repurchased	$275	$200	$204	$200	$200	-27.3%	$475	$400	-15.8%
Common dividends	60	58	57	66	65	8.3%	121	131	8.3%
Total cash returned to common stockholders	$335	$258	$261	$266	$265	-20.9%	$596	$531	-10.9%

Leverage Ratio
Short-term debt	$250	$250	$-	$200	$450	80.0%
Long-term debt	5,460	5,457	5,345	5,133	4,901	-10.2%
Total debt (1)	5,710	5,707	5,345	5,333	5,351	-6.3%
Less:
Operating debt (2)	1,115	1,115	865	865	865	-22.4%
25% of capital securities	302	302	302	302	302	0.0%
Carrying value of fair value hedges	423	420	258	246	263	-37.8%
Total numerator	$3,870	$3,870	$3,920	$3,920	$3,921	1.3%

Stockholders’ equity, excluding unrealized
investment gains (losses)	$12,419	$12,639	$12,620	$12,834	$12,993	4.6%
Add: 25% of capital securities	302	302	302	302	302	0.0%
Total numerator	3,870	3,870	3,920	3,920	3,921	1.3%
Total denominator	$16,591	$16,811	$16,842	$17,056	$17,216	3.8%

Leverage ratio	23.3%	23.0%	23.3%	23.0%	22.8%

Holding Company Available Liquidity	$523	$546	$561	$551	$523	0.0%

(1) Excludes obligations under capital leases of $260 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.

Lincoln Financial Group
Segment and Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended						As of or For the Six Months Ended
	6/30/16	9/30/16	12/31/16	3/31/17	6/30/17	Change	6/30/16	6/30/17	Change
Income (Loss) from Operations, Pre-Tax
Annuities	$296	$303	$306	$280	$310	4.7%	$568	$590	3.9%
Retirement Plan Services	41	45	46	48	50	22.0%	83	98	18.1%
Life Insurance	175	246	228	187	194	10.9%	278	381	37.1%
Group Protection	23	44	25	11	53	130.4%	31	64	106.5%
Other Operations	(46)	(67)	(72)	(41)	(63)	-37.0%	(72)	(103)	-43.1%
Income (loss) from operations, before income taxes	$489	$571	$533	$485	$544	11.2%	$888	$1,030	16.0%

Income (Loss) from Operations, After-Tax
Annuities	$235	$240	$242	$281	$251	6.8%	$453	$532	17.4%
Retirement Plan Services	31	32	34	37	37	19.4%	61	74	21.3%
Life Insurance	120	167	154	130	133	10.8%	195	263	34.9%
Group Protection	15	28	16	7	35	133.3%	20	42	110.0%
Other Operations	(28)	(26)	(37)	(13)	(37)	-32.1%	(39)	(51)	-30.8%
Income (loss) from operations	$373	$441	$409	$442	$419	12.3%	$690	$860	24.6%

	For the Three Months Ended						For the Trailing Twelve Months
	6/30/16	9/30/16	12/31/16	3/31/17	6/30/17	Change	6/30/16	6/30/17	Change
Sources of Earnings, Pre-Tax
Investment spread	$161	$205	$199	$172	$186	15.5%	$614	$763	24.3%
Mortality/morbidity	118	175	151	115	158	33.9%	346	599	73.1%
Fees on AUM	220	222	220	209	230	4.5%	913	881	-3.5%
VA riders	36	36	35	30	33	-8.3%	92	134	45.7%
Total sources of earnings, before income taxes	535	638	605	526	607	13.5%	1,965	2,377	21.0%
Other Operations	(46)	(67)	(72)	(41)	(63)	-37.0%	(210)	(242)	-15.2%
Income (loss) from operations, before income taxes	$489	$571	$533	$485	$544	11.2%	$1,755	$2,135	21.7%

Sources of Earnings, Pre-Taxes, Percentage By Component
Investment spread	30.0%	32.3%	32.9%	32.5%	30.7%		31.3%	32.1%
Mortality/morbidity	22.1%	27.4%	24.9%	21.9%	26.0%		17.6%	25.2%
Fees on AUM	41.2%	34.8%	36.4%	39.9%	37.8%		46.5%	37.1%
VA riders	6.7%	5.5%	5.8%	5.7%	5.5%		4.6%	5.6%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/16	9/30/16	12/31/16	3/31/17	6/30/17	Change	6/30/16	6/30/17	Change
Annuities
Operating revenues	$983	$1,000	$1,011	$1,061	$1,076	9.5%	$2,022	$2,138	5.7%
Deposits	2,113	1,938	1,810	2,016	1,991	-5.8%	4,466	4,008	-10.3%
Net flows	(452)	(868)	(932)	(944)	(1,075)	NM	(486)	(2,019)	NM
Average account values	122,383	125,023	124,450	127,644	130,321	6.5%	120,286	128,990	7.2%

Retirement Plan Services
Operating revenues	$270	$282	$284	$282	$290	7.4%	$537	$571	6.3%
Deposits	1,660	1,799	2,406	2,252	1,978	19.2%	3,452	4,229	22.5%
Net flows	4	97	386	116	395	NM	82	511	NM
Average account values	55,127	56,537	57,552	59,530	61,728	12.0%	53,957	60,613	12.3%

Life Insurance
Operating revenues	$1,538	$1,630	$1,600	$1,606	$1,655	7.6%	$3,016	$3,260	8.1%
Deposits	1,391	1,490	1,648	1,414	1,543	10.9%	2,630	2,959	12.5%
Net flows	978	1,102	1,209	924	1,101	12.6%	1,808	2,025	12.0%
Average account values	44,162	44,792	45,485	46,147	46,842	6.1%	43,979	46,495	5.7%
Average in-force face amount	671,412	680,010	688,791	695,759	701,592	4.5%	668,083	698,676	4.6%

Group Protection
Operating revenues	$525	$534	$537	$541	$541	3.0%	$1,059	$1,082	2.2%
Non-medical earned premiums	478	485	487	495	494	3.3%	967	988	2.2%

Consolidated
Operating revenues (1)	$3,395	$3,530	$3,519	$3,578	$3,629	6.9%	$6,795	$7,206	6.0%
Deposits	5,164	5,227	5,864	5,682	5,512	6.7%	10,548	11,196	6.1%
Net flows	530	331	663	96	421	-20.6%	1,404	517	-63.2%
Average account values	221,672	226,352	227,487	233,321	238,891	7.8%	218,222	236,098	8.2%

(1) See reconciliation to total revenues on page 24.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/16	9/30/16	12/31/16	3/31/17	6/30/17	Change	6/30/16	6/30/17	Change
Sales
Annuities:
With guaranteed living benefits	$1,164	$1,052	$928	$905	$1,007	-13.5%	$2,412	$1,913	-20.7%
Without guaranteed living benefits	471	466	471	549	607	28.9%	908	1,156	27.3%
Variable	1,635	1,518	1,399	1,454	1,614	-1.3%	3,320	3,069	-7.6%
Fixed	478	420	411	562	377	-21.1%	1,146	939	-18.1%
Total Annuities	$2,113	$1,938	$1,810	$2,016	$1,991	-5.8%	$4,466	$4,008	-10.3%

Retirement Plan Services:
First-year sales	$431	$607	$1,177	$800	$737	71.0%	$824	$1,537	86.5%
Recurring deposits	1,229	1,192	1,229	1,452	1,241	1.0%	2,628	2,692	2.4%
Total Retirement Plan Services	$1,660	$1,799	$2,406	$2,252	$1,978	19.2%	$3,452	$4,229	22.5%

Life Insurance:
UL	$24	$23	$29	$17	$14	-41.7%	$43	$31	-27.9%
MoneyGuard®	51	56	64	60	80	56.9%	94	139	47.9%
IUL	18	23	31	18	16	-11.1%	36	34	-5.6%
VUL	41	52	58	36	50	22.0%	70	86	22.9%
Term	30	31	29	27	28	-6.7%	54	55	1.9%
Total individual life insurance	164	185	211	158	188	14.6%	297	345	16.2%
Executive Benefits	9	8	20	23	9	0.0%	16	33	106.3%
Total Life Insurance	$173	$193	$231	$181	$197	13.9%	$313	$378	20.8%

Group Protection:
Life	$25	$28	$98	$23	$28	12.0%	$52	$51	-1.9%
Disability	30	33	109	23	32	6.7%	52	55	5.8%
Dental	16	17	56	11	28	75.0%	26	39	50.0%
Total Group Protection	$71	$78	$263	$57	$88	23.9%	$130	$145	11.5%
Percent employee-paid	46.4%	44.0%	47.5%	53.3%	40.7%		50.1%	45.6%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/16	9/30/16	12/31/16	3/31/17	6/30/17	Change	6/30/16	6/30/17	Change
Operating Revenues
Annuities	$983	$1,000	$1,011	$1,061	$1,076	9.5%	$2,022	$2,138	5.7%
Retirement Plan Services	270	282	284	282	290	7.4%	537	571	6.3%
Life Insurance	1,538	1,630	1,600	1,606	1,655	7.6%	3,016	3,260	8.1%
Group Protection	525	534	537	541	541	3.0%	1,059	1,082	2.2%
Other Operations	79	84	87	88	67	-15.2%	161	155	-3.7%
Total	$3,395	$3,530	$3,519	$3,578	$3,629	6.9%	$6,795	$7,206	6.0%

General and Administrative Expenses,
Net of Amounts Capitalized (1)
Annuities	$114	$111	$113	$112	$120	5.3%	$229	$232	1.3%
Retirement Plan Services	77	77	79	75	79	2.6%	150	154	2.7%
Life Insurance	115	121	128	120	126	9.6%	226	246	8.8%
Group Protection	71	77	79	73	77	8.5%	140	149	6.4%
Other Operations	9	25	48	22	26	188.9%	10	49	NM
Total	$386	$411	$447	$402	$428	10.9%	$755	$830	9.9%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	11.6%	11.1%	11.2%	10.6%	11.1%		11.3%	10.8%
Retirement Plan Services	28.3%	27.3%	27.7%	26.6%	27.2%		27.9%	26.9%
Life Insurance	7.5%	7.4%	8.0%	7.5%	7.6%		7.5%	7.5%
Group Protection	13.5%	14.4%	14.8%	13.4%	14.2%		13.2%	13.8%
Other Operations	11.7%	30.2%	55.2%	24.8%	40.8%		6.0%	31.7%
Total	11.4%	11.6%	12.7%	11.2%	11.8%		11.1%	11.5%

(1) See page 11 for general and administrative expenses capitalized.

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/16	9/30/16	12/31/16	3/31/17	6/30/17	Change	6/30/16	6/30/17	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$429	$454	$504	$446	$475	10.7%	$839	$921	9.8%
Commissions	546	562	590	555	576	5.5%	1,068	1,131	5.9%
Taxes, licenses and fees	64	65	58	70	64	0.0%	133	134	0.8%
Interest and debt expense	68	66	67	64	63	-7.4%	136	127	-6.6%
Expenses associated with reserve financing
and unrelated letters of credit	19	21	21	21	21	10.5%	37	42	13.5%
Total operating commissions and other
expenses incurred	1,126	1,168	1,240	1,156	1,199	6.5%	2,213	2,355	6.4%

Less Amounts Capitalized
General and administrative expenses	(43)	(43)	(57)	(44)	(47)	-9.3%	(84)	(91)	-8.3%
Commissions	(274)	(286)	(314)	(261)	(280)	-2.2%	(525)	(541)	-3.0%
Taxes, licenses and fees	(9)	(10)	(10)	(11)	(11)	-22.2%	(17)	(22)	-29.4%
Total amounts capitalized	(326)	(339)	(381)	(316)	(338)	-3.7%	(626)	(654)	-4.5%
Total expenses incurred, net of amounts
capitalized, excluding amortization	800	829	859	840	861	7.6%	1,587	1,701	7.2%

Amortization
Amortization of DAC and VOBA	244	512	258	237	243	-0.4%	501	480	-4.2%
Amortization of intangibles	1	1	1	1	1	0.0%	2	2	0.0%
Total amortization	245	513	259	238	244	-0.4%	503	482	-4.2%
Total operating commissions and
other expenses	$1,045	$1,342	$1,118	$1,078	$1,105	5.7%	$2,090	$2,183	4.4%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Six Months Ended
	6/30/16	9/30/16	12/31/16	3/31/17	6/30/17	Change	6/30/16	6/30/17	Change
Annuities
Earned rate on reserves	4.16%	4.16%	4.00%	4.06%	3.99%	(17)	4.20%	4.03%	(17)
Variable investment income on reserves (1)	0.08%	0.22%	0.20%	0.11%	0.20%	12	0.08%	0.15%	7
Net investment income yield on reserves	4.24%	4.38%	4.20%	4.17%	4.19%	(5)	4.28%	4.18%	(10)
Interest rate credited to contract holders	2.41%	2.42%	2.44%	2.43%	2.37%	(4)	2.38%	2.40%	2
Interest rate spread	1.83%	1.96%	1.76%	1.74%	1.82%	(1)	1.90%	1.78%	(12)
Base spreads excluding variable investment income	1.75%	1.74%	1.56%	1.63%	1.62%	(13)	1.82%	1.63%	(19)

Retirement Plan Services
Earned rate on reserves	4.52%	4.48%	4.42%	4.37%	4.30%	(22)	4.55%	4.33%	(22)
Variable investment income on reserves (1)	0.06%	0.27%	0.27%	0.08%	0.17%	11	0.05%	0.13%	8
Net investment income yield on reserves	4.58%	4.75%	4.69%	4.45%	4.47%	(11)	4.60%	4.46%	(14)
Interest rate credited to contract holders	3.01%	3.00%	3.04%	2.93%	2.91%	(10)	3.00%	2.92%	(8)
Interest rate spread	1.57%	1.75%	1.65%	1.52%	1.56%	(1)	1.60%	1.54%	(6)
Base spreads excluding variable investment income	1.51%	1.48%	1.38%	1.44%	1.39%	(12)	1.55%	1.41%	(14)

Life Insurance – Interest-Sensitive
Earned rate on reserves	5.22%	5.22%	5.16%	5.11%	5.05%	(17)	5.25%	5.08%	(17)
Variable investment income on reserves (1)	0.17%	0.42%	0.32%	0.34%	0.44%	27	0.07%	0.39%	32
Net investment income yield on reserves	5.39%	5.64%	5.48%	5.45%	5.49%	10	5.32%	5.47%	15
Interest rate credited to contract holders	3.92%	3.89%	3.85%	3.85%	3.82%	(10)	3.92%	3.83%	(9)
Interest rate spread	1.47%	1.75%	1.63%	1.60%	1.67%	20	1.40%	1.64%	24
Base spreads excluding variable investment income	1.30%	1.33%	1.31%	1.26%	1.23%	(7)	1.33%	1.25%	(8)

Total (2)
Earned rate (3)	4.72%	4.68%	4.64%	4.61%	4.57%	(15)	4.74%	4.59%	(15)
Variable investment income (1) (3)	0.12%	0.36%	0.30%	0.26%	0.35%	23	0.06%	0.30%	24
Net investment income yield (3)	4.84%	5.04%	4.94%	4.87%	4.92%	8	4.80%	4.89%	9
Interest rate credited to contract holders	3.30%	3.28%	3.28%	3.26%	3.22%	(8)	3.29%	3.24%	(5)
Interest rate spread	1.54%	1.76%	1.66%	1.61%	1.70%	16	1.51%	1.65%	14
Base spreads excluding variable investment income	1.42%	1.40%	1.36%	1.35%	1.35%	(7)	1.45%	1.35%	(10)
(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums and investment income on alternative investments.
(2) Includes the results of all of our business segments and Other Operations.
(3) Includes investment yields on reserves and surplus.

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®
You're In Charge®

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/16	9/30/16	12/31/16	3/31/17	6/30/17	Change	6/30/16	6/30/17	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$68	$45	$67	$124	$106	55.9%	$219	$230	5.0%
Fee income	510	535	529	533	553	8.4%	1,003	1,086	8.3%
Net investment income	258	268	256	256	263	1.9%	509	519	2.0%
Operating realized gain (loss)	44	45	45	45	45	2.3%	87	90	3.4%
Other revenues	103	107	114	103	109	5.8%	204	213	4.4%
Total operating revenues	983	1,000	1,011	1,061	1,076	9.5%	2,022	2,138	5.7%
Operating expenses:
Interest credited	144	148	149	147	145	0.7%	283	292	3.2%
Benefits	136	112	132	193	174	27.9%	353	366	3.7%
Commissions incurred	216	214	202	224	222	2.8%	434	446	2.8%
Other expenses incurred	210	214	214	213	224	6.7%	428	438	2.3%
Amounts capitalized	(105)	(100)	(92)	(97)	(98)	6.7%	(217)	(194)	10.6%
Amortization	86	109	100	101	99	15.1%	173	200	15.6%
Total operating expenses	687	697	705	781	766	11.5%	1,454	1,548	6.5%
Income (loss) from operations before taxes	296	303	306	280	310	4.7%	568	590	3.9%
Federal income tax expense (benefit)	61	63	64	(1)	59	-3.3%	115	58	-49.6%
Income (loss) from operations	$235	$240	$242	$281	$251	6.8%	$453	$532	17.4%

Effective Federal Income Tax Rate	20.6%	20.8%	21.0%	-0.4%	19.2%		20.2%	9.9%

Average Equity, Excluding Goodwill and AOCI	$4,502	$4,611	$4,608	$4,575	$4,769	5.9%	$4,441	$4,672	5.2%

ROE, Excluding Goodwill and AOCI	20.9%	20.8%	21.0%	24.6%	21.0%		20.4%	22.8%

Return on Average Account Values	77	77	78	88	77	-	75	82	7

Account Values
Variable annuity account values:
Average	$103,444	$105,954	$105,374	$108,337	$110,832	7.1%	$101,523	$109,592	7.9%
End-of-period	103,861	106,473	105,766	109,475	111,570	7.4%	103,861	111,570	7.4%
Fixed annuity account values:
Average	18,939	19,069	19,076	19,307	19,489	2.9%	18,763	19,398	3.4%
End-of-period	18,990	19,037	19,139	19,455	19,459	2.5%	18,990	19,459	2.5%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/16	9/30/16	12/31/16	3/31/17	6/30/17	Change	6/30/16	6/30/17	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$57	$58	$58	$59	$62	8.8%	$112	$121	8.0%
Net investment income	209	220	222	218	224	7.2%	417	441	5.8%
Other revenues	4	4	4	5	4	0.0%	8	9	12.5%
Total operating revenues	270	282	284	282	290	7.4%	537	571	6.3%
Operating expenses:
Interest credited	127	128	134	132	134	5.5%	251	265	5.6%
Benefits	-	-	-	-	-	NM	1	1	0.0%
Commissions incurred	19	20	18	19	19	0.0%	39	38	-2.6%
Other expenses incurred	84	85	89	85	89	6.0%	165	172	4.2%
Amounts capitalized	(6)	(6)	(10)	(8)	(8)	-33.3%	(13)	(15)	-15.4%
Amortization	5	10	7	6	6	20.0%	11	12	9.1%
Total operating expenses	229	237	238	234	240	4.8%	454	473	4.2%
Income (loss) from operations before taxes	41	45	46	48	50	22.0%	83	98	18.1%
Federal income tax expense (benefit)	10	13	12	11	13	30.0%	22	24	9.1%
Income (loss) from operations	$31	$32	$34	$37	$37	19.4%	$61	$74	21.3%

Effective Federal Income Tax Rate	25.6%	28.6%	26.8%	22.4%	27.5%		25.7%	25.0%

Average Equity, Excluding Goodwill and AOCI	$1,098	$1,128	$1,149	$1,191	$1,218	10.9%	$1,083	$1,204	11.2%

ROE, Excluding Goodwill and AOCI	11.2%	11.4%	11.7%	12.5%	12.0%		11.3%	12.2%

Pre-tax Net Margin	28.8%	29.4%	30.5%	31.9%	32.2%		28.9%	32.1%

Return on Average Account Values	22	23	23	25	24	2	23	24	1

Net Flows by Market
Small Market	(22)	99	320	(380)	124	NM	$(9)	$(256)	NM
Mid - Large Market	191	166	340	738	525	174.9%	406	1,264	211.3%
Multi-Fund® and Other	(165)	(168)	(274)	(242)	(254)	-53.9%	(315)	(497)	-57.8%

Net Flows – Trailing Twelve Months	$112	$(41)	$565	$603	$994	NM	$112	$994	NM

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/16	9/30/16	12/31/16	3/31/17	6/30/17	Change	6/30/16	6/30/17	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$177	$174	$179	$185	$199	12.4%	$350	$384	9.7%
Fee income	721	780	758	760	778	7.9%	1,408	1,538	9.2%
Net investment income	633	665	652	658	672	6.2%	1,244	1,329	6.8%
Operating realized gain (loss)	-	(1)	3	(4)	(3)	NM	(1)	(7)	NM
Other revenues	7	12	8	7	9	28.6%	15	16	6.7%
Total operating revenues	1,538	1,630	1,600	1,606	1,655	7.6%	3,016	3,260	8.1%
Operating expenses:
Interest credited	349	349	348	349	349	0.0%	697	698	0.1%
Benefits	708	522	707	797	807	14.0%	1,448	1,604	10.8%
Commissions incurred	174	190	222	174	190	9.2%	321	365	13.7%
Other expenses incurred	193	201	207	201	209	8.3%	378	409	8.2%
Amounts capitalized	(198)	(219)	(249)	(199)	(219)	-10.6%	(363)	(418)	-15.2%
Amortization	137	341	137	97	125	-8.8%	257	221	-14.0%
Total operating expenses	1,363	1,384	1,372	1,419	1,461	7.2%	2,738	2,879	5.1%
Income (loss) from operations before taxes	175	246	228	187	194	10.9%	278	381	37.1%
Federal income tax expense (benefit)	55	79	74	57	61	10.9%	83	118	42.2%
Income (loss) from operations	$120	$167	$154	$130	$133	10.8%	$195	$263	34.9%

Effective Federal Income Tax Rate	31.3%	32.4%	32.6%	30.3%	31.6%		29.9%	31.0%

Average Equity, Excluding Goodwill and AOCI	$6,320	$6,272	$6,410	$6,581	$6,762	7.0%	$6,362	$6,672	4.9%

ROE, Excluding Goodwill and AOCI	7.6%	10.6%	9.6%	7.9%	7.9%		6.1%	7.9%

Average Account Values	$44,162	$44,792	$45,485	$46,147	$46,842	6.1%	$43,979	$46,495	5.7%

In-Force Face Amount
UL and other	$333,006	$334,601	$336,851	$337,338	$337,971	1.5%	$333,006	$337,971	1.5%
Term insurance	342,366	350,047	356,083	361,247	366,628	7.1%	342,366	366,628	7.1%
Total in-force face amount	$675,372	$684,648	$692,934	$698,585	$704,599	4.3%	$675,372	$704,599	4.3%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/16	9/30/16	12/31/16	3/31/17	6/30/17	Change	6/30/16	6/30/17	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$478	$485	$487	$495	$494	3.3%	$967	$988	2.2%
Net investment income	43	45	47	43	43	0.0%	86	87	1.2%
Other revenues	4	4	3	3	4	0.0%	6	7	16.7%
Total operating revenues	525	534	537	541	541	3.0%	1,059	1,082	2.2%
Operating expenses:
Interest credited	1	1	1	-	-	-100.0%	1	1	0.0%
Benefits	345	291	345	351	326	-5.5%	685	676	-1.3%
Commissions incurred	61	57	67	63	62	1.6%	124	125	0.8%
Other expenses incurred	97	102	116	96	99	2.1%	189	196	3.7%
Amounts capitalized	(17)	(14)	(30)	(13)	(13)	23.5%	(31)	(27)	12.9%
Amortization	15	53	13	33	14	-6.7%	60	47	-21.7%
Total operating expenses	502	490	512	530	488	-2.8%	1,028	1,018	-1.0%
Income (loss) from operations before taxes	23	44	25	11	53	130.4%	31	64	106.5%
Federal income tax expense (benefit)	8	16	9	4	18	125.0%	11	22	100.0%
Income (loss) from operations	$15	$28	$16	$7	$35	133.3%	$20	$42	110.0%

Effective Federal Income Tax Rate	35.0%	35.0%	35.0%	35.0%	35.0%		35.0%	35.0%

Average Equity, Excluding Goodwill and AOCI	$1,159	$1,096	$1,070	$1,065	$1,044	-9.9%	$1,181	$1,055	-10.7%

ROE, Excluding Goodwill and AOCI	5.1%	10.4%	6.1%	2.6%	13.3%		3.4%	7.9%

Loss Ratios by Product Line
Life	70.4%	66.1%	66.1%	72.5%	66.1%		70.8%	69.3%
Disability	74.8%	52.9%	76.4%	68.9%	65.4%		71.0%	67.1%
Dental	70.4%	66.6%	67.0%	73.3%	68.7%		71.9%	71.0%
Total non-medical	72.5%	60.1%	70.9%	71.0%	66.1%		71.0%	68.5%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/16	9/30/16	12/31/16	3/31/17	6/30/17	Change	6/30/16	6/30/17	Change
Other Operations
Operating revenues:
Insurance premiums	$4	$3	$2	$3	$2	-50.0%	$9	$5	-44.4%
Net investment income	56	61	67	63	60	7.1%	115	123	7.0%
Amortization of deferred gain on
business sold through reinsurance	18	18	18	18	4	-77.8%	35	21	-40.0%
Other revenues	1	2	-	4	1	0.0%	2	6	200.0%
Total operating revenues	79	84	87	88	67	-15.2%	161	155	-3.7%
Operating expenses:
Interest credited	19	17	18	18	18	-5.3%	39	36	-7.7%
Benefits	32	49	34	28	27	-15.6%	59	54	-8.5%
Commissions and other expenses	6	19	32	10	8	33.3%	(1)	18	NM
Interest and debt expenses	68	66	67	64	63	-7.4%	136	127	-6.6%
Strategic digitization expense	-	-	8	9	14	NM	-	23	NM
Total operating expenses	125	151	159	129	130	4.0%	233	258	10.7%
Income (loss) from operations before taxes	(46)	(67)	(72)	(41)	(63)	-37.0%	(72)	(103)	-43.1%
Federal income tax expense (benefit)	(18)	(41)	(35)	(28)	(26)	-44.4%	(33)	(52)	-57.6%
Income (loss) from operations	$(28)	$(26)	$(37)	$(13)	$(37)	-32.1%	$(39)	$(51)	-30.8%

DAC, VOBA, DSI, DFEL
& Account Value Roll Forwards

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/16	9/30/16	12/31/16	3/31/17	6/30/17	Change	6/30/16	6/30/17	Change
DAC, VOBA, and DSI
Balance as of beginning-of-period	$9,235	$8,522	$8,256	$9,377	$9,274	0.4%	$9,766	$9,377	-4.0%
Deferrals	332	345	385	325	342	3.0%	640	668	4.4%
Operating amortization	(250)	(523)	(267)	(244)	(250)	0.0%	(514)	(494)	3.9%
Deferrals, net of operating amortization	82	(178)	118	81	92	12.2%	126	174	38.1%
Amortization associated with benefit ratio unlocking	(1)	(8)	2	(11)	(6)	NM	-	(17)	NM
Adjustment related to realized (gains) losses	(1)	(26)	50	(5)	(10)	NM	(4)	(14)	NM
Adjustment related to unrealized (gains) losses	(793)	(54)	951	(168)	(556)	29.9%	(1,366)	(726)	46.9%
Balance as of end-of-period	$8,522	$8,256	$9,377	$9,274	$8,794	3.2%	$8,522	$8,794	3.2%

DFEL
Balance as of beginning-of-period	$1,696	$1,357	$1,286	$1,874	$1,796	5.9%	$1,952	$1,874	-4.0%
Deferrals	150	164	181	169	196	30.7%	286	365	27.6%
Operating amortization	(92)	(151)	(100)	(82)	(94)	-2.2%	(176)	(176)	0.0%
Deferrals, net of operating amortization	58	13	81	87	102	75.9%	110	189	71.8%
Amortization associated with benefit ratio unlocking	-	(1)	-	(1)	(1)	NM	-	(2)	NM
Adjustment related to realized (gains) losses	1	(5)	2	(4)	(4)	NM	-	(8)	NM
Adjustment related to unrealized (gains) losses	(398)	(78)	505	(160)	(450)	-13.1%	(705)	(610)	13.5%
Balance as of end-of-period	$1,357	$1,286	$1,874	$1,796	$1,443	6.3%	$1,357	$1,443	6.3%

DAC, VOBA, DSI, and DFEL Balance as
of End-of-Period, After-Tax	$4,657	$4,531	$4,877	$4,861	$4,778	2.6%	$4,657	$4,778	2.6%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/16	9/30/16	12/31/16	3/31/17	6/30/17	Change	6/30/16	6/30/17	Change
Fixed Annuities
Balance as of beginning-of-period	$19,448	$19,598	$19,634	$19,723	$20,027	3.0%	$19,082	$19,723	3.4%
Gross deposits	478	420	411	562	377	-21.1%	1,146	939	-18.1%
Full surrenders and deaths	(345)	(412)	(321)	(343)	(404)	-17.1%	(631)	(747)	-18.4%
Other contract benefits	(130)	(137)	(148)	(137)	(150)	-15.4%	(256)	(287)	-12.1%
Net flows	3	(129)	(58)	82	(177)	NM	259	(95)	NM
Reinvested interest credited	143	163	145	220	168	17.5%	246	388	57.7%
Sales inducements deferred	4	2	2	2	3	-25.0%	11	5	-54.5%
Balance as of end-of-period, gross	19,598	19,634	19,723	20,027	20,021	2.2%	19,598	20,021	2.2%
Reinsurance ceded	(608)	(597)	(584)	(572)	(562)	7.6%	(608)	(562)	7.6%
Balance as of end-of-period, net	$18,990	$19,037	$19,139	$19,455	$19,459	2.5%	$18,990	$19,459	2.5%

Variable Annuities
Balance as of beginning-of-period	$102,903	$103,861	$106,473	$105,766	$109,475	6.4%	$103,146	$105,766	2.5%
Gross deposits	1,635	1,518	1,399	1,454	1,614	-1.3%	3,320	3,069	-7.6%
Full surrenders and deaths	(1,160)	(1,312)	(1,236)	(1,439)	(1,474)	-27.1%	(2,191)	(2,913)	-33.0%
Other contract benefits	(930)	(945)	(1,037)	(1,041)	(1,038)	-11.6%	(1,874)	(2,080)	-11.0%
Net flows	(455)	(739)	(874)	(1,026)	(898)	-97.4%	(745)	(1,924)	NM
Change in market value and reinvestment	1,413	3,351	167	4,735	2,993	111.8%	1,460	7,728	NM
Balance as of end-of-period, gross	103,861	106,473	105,766	109,475	111,570	7.4%	103,861	111,570	7.4%
Reinsurance ceded	-	-	-	-	-	NM	-	-	NM
Balance as of end-of-period, net	$103,861	$106,473	$105,766	$109,475	$111,570	7.4%	$103,861	$111,570	7.4%

Total
Balance as of beginning-of-period	$122,351	$123,459	$126,107	$125,489	$129,502	5.8%	$122,228	$125,489	2.7%
Gross deposits	2,113	1,938	1,810	2,016	1,991	-5.8%	4,466	4,008	-10.3%
Full surrenders and deaths	(1,505)	(1,724)	(1,557)	(1,782)	(1,878)	-24.8%	(2,822)	(3,660)	-29.7%
Other contract benefits	(1,060)	(1,082)	(1,185)	(1,178)	(1,188)	-12.1%	(2,130)	(2,367)	-11.1%
Net flows	(452)	(868)	(932)	(944)	(1,075)	NM	(486)	(2,019)	NM
Change in market value and reinvestment	1,556	3,514	312	4,955	3,161	103.1%	1,706	8,116	NM
Sales inducements deferred	4	2	2	2	3	-25.0%	11	5	-54.5%
Balance as of end-of-period, gross	123,459	126,107	125,489	129,502	131,591	6.6%	123,459	131,591	6.6%
Reinsurance ceded	(608)	(597)	(584)	(572)	(562)	7.6%	(608)	(562)	7.6%
Balance as of end-of-period, net	$122,851	$125,510	$124,905	$128,930	$131,029	6.7%	$122,851	$131,029	6.7%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/16	9/30/16	12/31/16	3/31/17	6/30/17	Change	6/30/16	6/30/17	Change
General Account
Balance as of beginning-of-period	$16,727	$16,996	$17,387	$17,883	$18,192	8.8%	$16,588	$17,883	7.8%
Gross deposits	448	555	681	710	557	24.3%	869	1,267	45.8%
Withdrawals	(483)	(456)	(557)	(538)	(429)	11.2%	(1,055)	(966)	8.4%
Net flows	(35)	99	124	172	128	NM	(186)	301	261.8%
Transfers between fixed and variable accounts	178	163	238	1	(40)	NM	344	(40)	NM
Reinvestment interest credited	126	129	134	136	133	5.6%	250	269	7.6%
Balance as of end-of-period	$16,996	$17,387	$17,883	$18,192	$18,413	8.3%	$16,996	$18,413	8.3%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$37,772	$38,434	$39,881	$40,551	$42,541	12.6%	$37,512	$40,551	8.1%
Gross deposits	1,212	1,244	1,725	1,542	1,421	17.2%	2,583	2,962	14.7%
Withdrawals	(1,173)	(1,246)	(1,463)	(1,598)	(1,154)	1.6%	(2,315)	(2,752)	-18.9%
Net flows	39	(2)	262	(56)	267	NM	268	210	-21.6%
Transfers between fixed and variable accounts	(155)	(126)	(172)	(8)	(23)	85.2%	(303)	(31)	89.8%
Change in market value and reinvestment	778	1,575	580	2,054	1,370	76.1%	957	3,425	257.9%
Balance as of end-of-period	$38,434	$39,881	$40,551	$42,541	$44,155	14.9%	$38,434	$44,155	14.9%

Total
Balance as of beginning-of-period	$54,499	$55,430	$57,268	$58,434	$60,733	11.4%	$54,100	$58,434	8.0%
Gross deposits	1,660	1,799	2,406	2,252	1,978	19.2%	3,452	4,229	22.5%
Withdrawals	(1,656)	(1,702)	(2,020)	(2,136)	(1,583)	4.4%	(3,370)	(3,718)	-10.3%
Net flows	4	97	386	116	395	NM	82	511	NM
Transfers between fixed and variable accounts	23	37	66	(7)	(63)	NM	41	(71)	NM
Change in market value and reinvestment	904	1,704	714	2,190	1,503	66.3%	1,207	3,694	206.0%
Balance as of end-of-period	$55,430	$57,268	$58,434	$60,733	$62,568	12.9%	$55,430	$62,568	12.9%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/16	9/30/16	12/31/16	3/31/17	6/30/17	Change	6/30/16	6/30/17	Change
General Account
Balance as of beginning-of-period	$35,640	$35,775	$35,975	$36,272	$36,295	1.8%	$35,545	$36,272	2.0%
Deposits	992	1,050	1,159	1,042	1,115	12.4%	1,938	2,158	11.4%
Withdrawals and deaths	(294)	(270)	(241)	(403)	(316)	-7.5%	(612)	(720)	-17.6%
Net flows	698	780	918	639	799	14.5%	1,326	1,438	8.4%
Contract holder assessments	(898)	(921)	(975)	(969)	(995)	-10.8%	(1,767)	(1,964)	-11.1%
Reinvested interest credited	335	341	354	353	355	6.0%	671	708	5.5%
Balance as of end-of-period, gross	35,775	35,975	36,272	36,295	36,454	1.9%	35,775	36,454	1.9%
Reinsurance ceded	(760)	(756)	(747)	(738)	(734)	3.4%	(760)	(734)	3.4%
Balance as of end-of-period, net	$35,015	$35,219	$35,525	$35,557	$35,720	2.0%	$35,015	$35,720	2.0%

Separate Account
Balance as of beginning-of-period	$9,830	$10,172	$10,763	$11,058	$11,772	19.8%	$9,696	$11,058	14.0%
Deposits	399	440	489	372	428	7.3%	692	801	15.8%
Withdrawals and deaths	(119)	(118)	(198)	(87)	(126)	-5.9%	(210)	(214)	-1.9%
Net flows	280	322	291	285	302	7.9%	482	587	21.8%
Contract holder assessments	(143)	(153)	(158)	(152)	(165)	-15.4%	(278)	(317)	-14.0%
Change in market value and reinvestment	205	422	162	581	387	88.8%	272	968	255.9%
Balance as of end-of-period, gross	10,172	10,763	11,058	11,772	12,296	20.9%	10,172	12,296	20.9%
Reinsurance ceded	(785)	(800)	(794)	(824)	(836)	-6.5%	(785)	(836)	-6.5%
Balance as of end-of-period, net	$9,387	$9,963	$10,264	$10,948	$11,460	22.1%	$9,387	$11,460	22.1%

Total
Balance as of beginning-of-period	$45,470	$45,947	$46,738	$47,330	$48,067	5.7%	$45,241	$47,330	4.6%
Deposits	1,391	1,490	1,648	1,414	1,543	10.9%	2,630	2,959	12.5%
Withdrawals and deaths	(413)	(388)	(439)	(490)	(442)	-7.0%	(822)	(934)	-13.6%
Net flows	978	1,102	1,209	924	1,101	12.6%	1,808	2,025	12.0%
Contract holder assessments	(1,041)	(1,074)	(1,133)	(1,121)	(1,160)	-11.4%	(2,045)	(2,281)	-11.5%
Change in market value and reinvestment	540	763	516	934	742	37.4%	943	1,676	77.7%
Balance as of end-of-period, gross	45,947	46,738	47,330	48,067	48,750	6.1%	45,947	48,750	6.1%
Reinsurance ceded	(1,545)	(1,556)	(1,541)	(1,562)	(1,570)	-1.6%	(1,545)	(1,570)	-1.6%
Balance as of end-of-period, net	$44,402	$45,182	$45,789	$46,505	$47,180	6.3%	$44,402	$47,180	6.3%

Other Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

	As of 6/30/16		As of 12/31/16		As of 6/30/17
	Amount	%	Amount	%	Amount	%
AFS and Trading Securities, at Fair Value
AFS securities:
Corporate bonds	$80,129	85.2%	$78,149	85.6%	$81,598	85.9%
U.S. government bonds	464	0.5%	419	0.5%	578	0.6%
Foreign government bonds	530	0.6%	506	0.6%	455	0.5%
Mortgage-backed securities	3,975	4.2%	3,964	4.3%	4,028	4.2%
Asset-backed collateralized debt obligations	687	0.7%	744	0.8%	703	0.7%
State and municipal bonds	4,985	5.3%	4,627	5.1%	5,010	5.3%
Hybrid and redeemable preferred securities	691	0.7%	604	0.7%	642	0.7%
VIEs’ fixed maturity securities	600	0.6%	200	0.2%	-	0.0%
Equity securities	277	0.3%	275	0.3%	275	0.3%
Total AFS securities	92,338	98.1%	89,488	98.1%	93,289	98.2%
Trading securities	1,812	1.9%	1,712	1.9%	1,678	1.8%
Total AFS and trading securities	$94,150	100.0%	$91,200	100.0%	$94,967	100.0%

AFS and Trading Securities, at Amortized Cost
Fixed maturity securities	$85,187	99.7%	$86,003	99.7%	$87,665	99.7%
Equity securities	259	0.3%	260	0.3%	262	0.3%
Total AFS and trading securities	$85,446	100.0%	$86,263	100.0%	$87,927	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade		94.7%		95.0%		95.5%
Below investment grade		5.3%		5.0%		4.5%

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/16	9/30/16	12/31/16	3/31/17	6/30/17	Change	6/30/16	6/30/17	Change
Realized Gain (Loss), Pre-Tax
Total operating realized gain (loss)	$44	$44	$48	$41	$42	-4.5%	$86	$83	-3.5%
Total excluded realized gain (loss)	(89)	(7)	(265)	(80)	(52)	41.6%	(245)	(132)	46.1%
Total realized gain (loss), pre-tax	$(45)	$37	$(217)	$(39)	$(10)	77.8%	$(159)	$(49)	69.2%

Excluded Realized Gain (Loss) Net of
Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$(57)	$(4)	$(172)	$(52)	$(34)	40.4%	$(159)	$(85)	46.5%
Benefit ratio unlocking	9	30	(6)	45	26	188.9%	4	71	NM
Net gain (loss), after-tax	$(48)	$26	$(178)	$(7)	$(8)	83.3%	$(155)	$(14)	91.0%

Realized Gain (Loss) Net of Benefit Ratio
Unlocking, After-Tax
Realized gain (loss) related to investments	$(47)	$(28)	$(10)	$(1)	$(13)	72.3%	$(112)	$(15)	86.6%
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged	(23)	82	(87)	9	17	173.9%	(117)	27	123.1%
GLB non-performance risk component	24	(32)	(91)	(9)	(8)	NM	91	(18)	NM
Total variable annuity net derivative results	1	50	(178)	-	9	NM	(26)	9	134.6%
Indexed annuity forward-starting option	(2)	4	10	(6)	(4)	-100.0%	(17)	(8)	52.9%
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$(48)	$26	$(178)	$(7)	$(8)	83.3%	$(155)	$(14)	91.0%

Components of Realized Gain (Loss)
Related to Investments, After-Tax
OTTI	$(18)	$(8)	$(16)	$(3)	$(3)	85.7%	$(42)	$(5)	88.1%
Other realized gain (loss) related to certain investments	(24)	(19)	(8)	(6)	(9)	60.5%	(70)	(15)	78.6%
Gain (loss) on the mark-to-market on certain instruments	(5)	(1)	14	8	(1)	80.0%	-	5	NM
Total realized gain (loss) related
to investments, after-tax	$(47)	$(28)	$(10)	$(1)	$(13)	72.3%	$(112)	$(15)	86.6%

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/16	9/30/16	12/31/16	3/31/17	6/30/17	Change	6/30/16	6/30/17	Change
Revenues
Total revenues	$3,307	$3,525	$3,254	$3,500	$3,577	8.2%	$6,551	$7,077	8.0%
Less:
Excluded realized gain (loss)	(89)	(7)	(265)	(80)	(52)	41.6%	(245)	(132)	46.1%
Amortization of DFEL on benefit ratio unlocking	-	1	(1)	1	-	NM	-	2	NM
Amortization of deferred gains arising from reserve
changes on business sold through reinsurance	1	1	1	1	-	-100.0%	1	1	0.0%
Operating revenues	$3,395	$3,530	$3,519	$3,578	$3,629	6.9%	$6,795	$7,206	6.0%

Net Income
Net income (loss)	$325	$467	$190	$435	$411	26.5%	$536	$846	57.8%
Less:
Excluded realized gain (loss)	(57)	(4)	(172)	(52)	(34)	40.4%	(159)	(85)	46.5%
Benefit ratio unlocking	9	30	(6)	45	26	188.9%	4	71	NM
Income (loss) from reserve changes (net of related
amortization) on business sold through reinsurance	-	-	-	-	-	NM	1	-	-100.0%
Gain (loss) on early extinguishment of debt	-	-	(41)	-	-	NM	-	-	NM
Income (loss) from operations	$373	$441	$409	$442	$419	12.3%	$690	$860	24.6%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.35	$2.00	$0.82	$1.89	$1.81	34.1%	$2.18	$3.70	69.7%
Less:
Excluded realized gain (loss)	(0.25)	(0.02)	(0.75)	(0.22)	(0.16)	36.0%	(0.66)	(0.38)	42.4%
Benefit ratio unlocking	0.04	0.13	(0.03)	0.19	0.12	200.0%	0.02	0.31	NM
Gain (loss) on early extinguishment of debt	-	-	(0.17)	-	-	NM	-	-	NM
Income (loss) from operations	$1.56	$1.89	$1.77	$1.92	$1.85	18.6%	$2.82	$3.77	33.7%